FIRST AMENDMENT
THIS FIRST AMENDMENT, dated as of November 3, 2015 (this “Amendment”), amends the Credit Agreement, dated as of March 31, 2015 (the “Credit Agreement”), among SPIRIT REALTY, L.P., a Delaware limited partnership (the “Borrower”), various financial institutions (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Credit Agreement.
WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement; and
WHEREAS, the parties hereto desire to amend the Credit Agreement as more fully set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1 Amendment. On and as of the Effective Date (as defined below), the Credit Agreement is amended in its entirety to read as set forth on the attached Exhibit A.
SECTION 2    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment:
(a)    each representation and warranty made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement; and
(b)    no Default or Event of Default exists.
SECTION 3    Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Lenders.
SECTION 4    Miscellaneous.
4.1    Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan

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Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.
4.2    General. The provisions of Sections 13.2 (Expenses), 13.5 (Successors and Assigns), Section 13.9 (Indemnification), 13.12 (Governing Law) and 13.13 (Counterparts) of the Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis.
4.3    Credit Agreement Unaffected. Each reference to the Credit Agreement or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.
[Signature Pages Follow]

Delivered as of the day and year first above written.
SPIRIT REALTY, L.P.,
a Delaware limited partnership
By:
Name:
Title:

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swingline Lender and as a Lender
By:
Name:
Title:

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DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By:
Name:
Title:

By:
Name:
Title:

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BANK OF AMERICA, N.A.,
as a Lender
By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A.,
as a Lender
By:
Name:
Title:

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ROYAL BANK OF CANADA,
as a Lender
By:
Name:
Title:

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SUNTRUST BANK,
as a Lender
By:
Name:
Title:

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BARCLAYS BANK PLC,
as a Lender
By:
Name:
Title:

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CAPITAL ONE BANK NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:

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MORGAN STANLEY BANK, N.A.,
as a Lender
By:
Name:
Title:

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REGIONS BANK,
as a Lender
By:
Name:
Title:

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CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:

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RAYMOND JAMES BANK, N.A.,
as a Lender
By:
Name:
Title:

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